UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2019

MPM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-201338	47-1756080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Hudson River Road

Waterford, NY 12188

(Address of principal executive offices including zip code)

(518) 233-3330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

MPM Holdings Inc.: None.

Momentive Performance Materials Inc.: None.

Introduction

As previously disclosed on May 15, 2019, in the Current Report on Form 8-K filed with the Securities and Exchange Commission by MPM Holdings Inc., a Delaware corporation (the “Company”), and Momentive Performance Materials Inc., a Delaware corporation (“Momentive”), the Company is party to an Agreement and Plan of Merger, dated as of September 13, 2018 (the “Merger Agreement”), by and among the Company, MOM Special Company, a Delaware corporation (“Merger Sub”), and MOM Holding Company, a Delaware corporation (“Parent”) and wholly-owned subsidiary of affiliates of SJL Partners, LLC, KCC Corporation and Wonik Holdings Co., Ltd., pursuant to which, on May 15, 2019, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

Item 1.01	Entry into a Material Definitive Agreement

On May 15, 2019, Momentive entered into each of (i) the Asset-Based Revolving Credit Agreement, dated as of May 15, 2019 (the “New ABL Facility”), among MPM Intermediate Holdings Inc., a Delaware corporation (“Holdings”), Merger Sub, as the initial Parent Borrower, Momentive, as the Parent Borrower after giving effect to the Merger, Momentive Performance Materials GmbH, a company organized under the laws of Germany (the “German Borrower”), the additional borrowers party thereto from time to time, the lenders party thereto from time to time, Citibank, N.A., as administrative agent and co-collateral agent for the lenders and BNP Paribas, as co-collateral agent for the lenders and as syndication agent and (ii) the First Lien Term Loan Credit Agreement, dated as of May 15, 2019 (the “First Lien Term Facility”), among Holdings, Merger Sub, as the initial Borrower, Momentive, as the Borrower after giving effect to the Merger, the lenders party thereto from time to time, BNP Paribas, as administrative agent for the lenders and Citibank, N.A., as syndication agent. On May 13, 2019, Momentive entered into the Second Lien Term Loan Credit Agreement, dated on or about May 13, 2019 (the “Second Lien Term Facility” and, together with the New ABL Facility and the First Lien Term Facility, the “New Credit Facilities”), among Holdings, Merger Sub, as the initial Borrower, Momentive, as the Borrower after giving effect to the Merger, the lenders party thereto from time to time, the lead arrangers and Kookmin Bank New York Branch, as administrative agent for the lenders.

The New ABL Facility has a five-year term with availability of $300 million subject to a borrowing base that is based on a specified percentage of eligible accounts receivable and inventory. The New ABL Facility bears interest at a floating rate based on, at Momentive’s option, an adjusted LIBOR rate plus an initial applicable margin of 1.25% or an alternate base rate plus an initial applicable margin of 0.25%.

The First Lien Term Facility is in the amount of $750 million and €78 million and matures on May 15, 2024. The First Lien Term Facility bears interest at a floating rate based on, at Momentive’s option, an adjusted LIBOR rate plus an initial applicable margin of 3.75% or an alternate base rate plus an initial applicable margin of 2.25%.

The Second Lien Term Facility is in the amount of $839 million and bears interest at an adjusted LIBOR rate plus an initial applicable margin of 2.05% until maturity on or about May 13, 2024.

Item 1.02	Termination of a Material Definitive Agreement

The proceeds from the incurrence of obligations under the New Credit Facilities were used to finance the acquisition by Parent of the Company and its subsidiaries, which included (i) the repayment of all obligations under the Amended and Restated Senior Secured Debtor-in-Possession and Exit Asset-Based Revolving Credit Agreement, dated as of April 15, 2014, among Holdings, Momentive, Momentive Performance Materials USA Inc., as U.S. borrower, the German Borrower and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other parties named therein (the “Existing ABL Facility”) and (ii) the redemption and discharge of all of the outstanding principal amount of the Company’s (x) First-Priority Senior Secured Notes due 2021 (the “Existing First Lien Notes”) issued pursuant to the Indenture, dated as of October 24, 2014, among Momentive, the guarantors party thereto and BOKF N.A., as successor trustee and collateral agent (the “Existing First Lien Indenture”), and (y) Second-Priority Senior Secured Notes due 2022 (the “Existing Second Lien Notes” and, together with the First Lien Notes, the “Existing Notes”) issued pursuant to the Indenture, dated as of October 24, 2014, among Momentive, the guarantors party thereto and BOKF N.A., as successor trustee and collateral agent (the “Existing Second Lien Indenture” and, together with the Existing First Lien Indenture, the “Existing Indentures”). The Existing ABL Facility and the Existing Indentures were each terminated in connection with the consummation of the Merger. The material terms of the Existing ABL Facility and the Existing Notes are described in note 8 to the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events

On May 13, 2019, the Company entered into a Settlement Agreement and Mutual Release with BOKF, N.A., as trustee for the prepetition 8.875% First-Priority Senior Secured Notes due 2020, the Existing First Lien Notes and the Existing Second Lien Notes, Wilmington Trust, N.A, as trustee for the prepetition 10% Senior Secured Notes due 2020 and the subsidiaries of the Company party thereto, to dismiss any pending appeals and release any and all of the outstanding claims in respect of the Company’s bankruptcy proceedings, including with respect to the Existing First Lien Notes and the Existing Second Lien Notes.

On May 15, 2019, Momentive issued (i) a notice of full redemption pursuant to the Existing First Lien Indenture announcing that it intends to redeem all of its outstanding Existing First Lien Notes and (ii) a notice of full redemption pursuant to the Existing Second Lien Indenture announcing that it intends to redeem all of its outstanding Existing Second Lien Notes, in each case, on June 14, 2019 (the “Redemption Date”) at a redemption price equal to 100.000% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the Redemption Date. Momentive also irrevocably deposited with BOKF, N.A., as trustee for the Existing Notes, on May 15, 2019, an amount sufficient to satisfy and discharge its obligations under the Existing Notes and the Existing Notes Indentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM HOLDINGS INC.

Date: May 15, 2019	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer